UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2026

GameSquare Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39389	99-1946435
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6775 Cowboys Way, Ste. 1335 Frisco, Texas, USA	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 464-6400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GAME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 10, 2026, the Board of Directors (the “Board”) of GameSquare Holdings, Inc. (“GameSquare” or the “Company”) approved an amendment (the “Amendment”) to the Company’s Bylaws, effective April 10, 2026, to reduce the number of shares that are required to be present in person or by proxy at a meeting of the Company’s stockholders (a “Meeting”) for purposes of establishing a quorum. Prior to the Amendment, the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting was required to establish a quorum for the transaction of business at a Meeting. As approved in the Amendment, the presence in person or by proxy of the holders of shares of stock having not less than one-third (1/3) of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting will constitute a quorum for the transaction of business at a Meeting.

The Board adopted the Amendment to be better able to obtain a quorum and conduct business at a Meeting. The Board based its decision on the increasing prevalence of brokerage firms opting to forgo discretionary or proportionate voting of the shares held by them in street name, which is making it increasingly difficult for companies to obtain a quorum of the majority. The change to the quorum requirement was made to improve the Company’s ability to hold Meetings when called.

The foregoing description of the Amendment is qualified by reference to the full text of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 3.1, and which is incorporated herein by reference.

Item 5.08. Shareholder Director Nominations.

The Board of GameSquare has established June 18, 2026, as the date of the Company’s annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”). The Board of Directors also established the record date for determining those stockholders who are entitled to notice of, and to vote at, the 2026 Annual Meeting as April 23, 2026. As the date of the 2026 Annual Meeting has advanced by more than 30 days from the anniversary date of the Company’s annual meeting of stockholders held in 2025 (the “2025 Annual Meeting”), in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing its stockholders of such change. The time and location of the 2026 Annual Meeting will be as set forth in the Company’s definitive proxy statement for the 2026 Annual Meeting.

Since the date of the 2026 Annual Meeting changed by more than 30 days from the anniversary of the 2025 Annual Meeting, the deadlines which were set forth in the Company’s proxy statement with respect to the 2025 Annual Meeting, and filed with the United States Securities and Exchange Commission (the “SEC”) on September 8, 2025 for: (a) submission of any stockholder proposals pursuant to Rule 14a-8 under the Exchange Act, (b) submission by a stockholder of a nominee to serve as a director, or (c) submission by a stockholder of a proposal, to be considered at the meeting or for inclusion in the Company’s proxy materials outside of Rule 14a-8, no longer apply.

In order to be included in the proxy materials for the 2026 Annual Meeting, stockholder proposals submitted to us in compliance with SEC Rule 14a-8 (which concerns stockholder proposals that are requested to be included in a company’s proxy statement) must be received in written form at the Company’s executive offices on or before April 24, 2026. The Company has determined that this date is reasonable, and sufficient to allow the Company to begin to print and distribute its proxy materials prior to the 2026 Annual Meeting.

Finally, in accordance with the Company’s Bylaws (the “Bylaws”), because the date of the 2026 Annual Meeting is more than 30 days before the anniversary of the Company’s 2025 Annual Meeting, in order for a stockholder proposal to be submitted, or any nominations for election to the Company’s Board of Directors at the 2026 Annual Meeting to be submitted, they must be received by our secretary no later than 10 days and not more than 60 days before the 2026 Annual Meeting. Notwithstanding the forgoing, the Company has determined notice of stockholder proposals or nominations for director for the 2026 Annual Meeting must be received no later than May 22, 2026.

Stockholders must deliver the proposals or nominations to the Company’s Secretary at 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034, and must comply with all applicable rules and regulations of the SEC and the Bylaws.

Item 7.01. Regulation FD Disclosure

On April 14, 2026, GameSquare issued a press release announcing an increase in its stock repurchase program, as described in greater detail in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01 Other Events.

On April 10, 2026, the Board of Directors of the Company approved a $10 million increase in its stock repurchase program, bringing the aggregate amount that the Company may repurchase thereunder from $5 million to $15 million of its outstanding common stock.

As of March 31, 2026, the Company has repurchased 5.06 million shares of its common stock for $2.5 million, representing an average repurchase price of approximately $0.49 since the Company’s initial repurchase program started in October 2025. The Company has approximately $12.5 million remaining under its current authorization.

Under the stock repurchase program, the Company may repurchase shares of its common stock on a discretionary basis from time to time through open market repurchases, in privately negotiated transactions, or other means, including through Rule 10b5-1 trading plans.

The actual timing, number and value of shares repurchased under the stock repurchase program will depend on a number of factors, including constraints specified in a Rule 10b5-1 plan, stock price, trading volume, capital availability, and general business and market conditions. The stock repurchase program does not obligate the Company to acquire any specific number of shares in any period, and may be expanded, extended, modified or discontinued at any time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amendment No. 1 to the Bylaws of GameSquare Holdings, Inc.
99.1	Press Release dated April 14, 2026.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESQUARE HOLDINGS, INC.
(Registrant)

Date: April 14, 2026	By:	/s/ Justin Kenna
	Name:	Justin Kenna
	Title:	Chief Executive Officer, President and Director